Investor Presentation
March 2009

Forward Looking Statements

■ Total Assets at Dec 31, 2008  $2.6 bil
■ Net Income in 2008   $28.1 mil
■ Branches      69
■ FTE      827
■ Market Cap     $432 mil
■ Institutional Ownership   57%
■ Avg Daily Volume    $3.1 mil

Key Markets
2nd & 9% Market Share
in Huntington WV/Ashland KY MSA
$3.9 Billion
8% Market Share in Morgan,
Berkeley & Jefferson Co. WV
$1.9 Billion
1st & 28% Market Share
$2.0 Billion
2nd & 10% Market Share
in WV’s largest market; $5.3B

CHCO is consistently among the
most profitable:
2004
2005
2006
2007
2008
2008 Peers
Median
Reported ROA
2.10%
2.09%
2.11%
2.03%
1.12%
0.58% - 87th %ile
ROTE
23.2%
22.3%
22.4%
21.0%
11.4%
8.5% - 69st %ile
Tangible Common
Equity/TA
9.7%
9.5%
10.1%
9.7%
8.83%
6.4% - 90th %ile
NIM
4.29%
4.49%
4.56%
4.34%
4.64%
3.67%- 92nd %ile
Efficiency Ratio
48.7%
46.7%
44.5%
45.9%
46.3%
63.1% - 92nd %ile
Non-Int
Rev/Total Rev
33%
34%
34%
34%
36%
23% - 94th %ile
* 2008 Non-Int Reve excludes gain on Visa IPO; Securities Losses

CHCO faced “normalization” of provision
and loss of PSL revenues from 2003-2008:

Yet, strong bottom line results continue
net of security gains & losses:
Core ROA
Core
EPS
Core ROA and Core EPS as reported by SNL Financial

Challenges to CHCO’s
earnings in 2008:
       After-tax
      Impact to NI
Loss on Preferred Stock
 of FNMA/FHLMC   $12.7 MM
Impairment on Pooled Trust
 Preferred Securities  $10.3 MM
Increase in Provision
 Expense in 08 vs. 07  $ 3.0 MM

Previously Securitized Loans:

Core growth in revenues in 2003-2008 offset
lower earnings from PSL balances
2004
2005
2006
2007
2008
2009
Projected
Average
Balances
$83.5
MM
$42.9
MM
$22.3
MM
$10.5
MM
$5.2 MM
$4.0 MM
Rate
17.4%
26.6%
42.2%
69.1%
108%
108%
Gross
Interest
Revenue
$14.5
MM
$11.4
MM
$9.4
MM
$7.3 MM
$5.6MM
$4.1MM

CHCO is well positioned with respect to
interest rate risk:
Immediate Basis Point
Change in Interest
Rates
Estimated Increase of
Decrease in Net Income
between 1-12 months
+300 Bp
+9.2%
+200 Bp
6.3%
+100 Bp
3.2%
Data: December 31. 2008
Interest Rate Risk to Net
Interest Margin:

- Purchased 2005-2006
- Sold late 2008
- Positions CHCO for rising rates
Notional
Prime Rate
Term Date
$100MM
8%
June 2011
$100MM
7.75%
May 2011
$50MM
6.75%
Nov 2009
$50MM
6.75%
Nov 2008
$100MM
6%
June 2010
$100MM
6%
June 2009
Prime-based Floors:

Interest Rate Risk Summary:
 ◆ CHCO is less dependent upon NII than
 its peers
 t Fee income in top 10% of peer group
 ◆ Due to Prime-based floors, CHCO’s NIM
 is among the best in the industry at
 these very low interest rates
 ◆ CHCO’s balance sheet is traditionally
 asset-sensitive due to strong prime-
 based portfolio supported by core
 deposits, so CHCO is poised to benefit
 from economic recovery

Conservative Loan Portfolio Mix
Loan to Deposits 88.8%
Loan to Deposits 98.8%
Sample of 266 publicly traded banks
and thrifts with assets between $1-$10
billion as of December 31, 2007
As of December 31, 2008

■ Opportunity:
 City’s mix is 40%
 Commercial/60%
 Retail reflecting
 City’s historic retail
 focus.
■ Opportunity: Some
 competitors have
 stopped lending.
■ Opportunity:
 City has launched a
 successful new cash
 management initiative
 to address depository
 needs of larger
 business customers.

Liabilities: Low Cost and Stable Deposits
Data: December 31, 2008

CHCO’s Cost of Funds Advantage:
CHCO
Peers
Advantage
CD’s
3.87%
3.81%
-6 Bps
Interest Bearing
Deposits
2.48%
2.74%
26 Bps
Total Deposits
2.08%
2.33%
25 Bps
Interest Bearing
Liabilities
2.48%
2.90%
52 Bps
Top quartile

Favorable Revenue Profile for the
current yield curve environment:
24%
76%
64%
*As of December 31, 2008. Non-
interest income excludes other than
temporary impairment losses and
VISA IPO gain
Sample of 249 reporting publicly traded
banks and thrifts with assets between
$1 and $10 billion as of December 31,
2008, excluding investment
gains/losses
94th percentile

Success in our Retail Banking unit
has led to strong growth in retail
branch service charges:
14.8% CAGR
2001 to 2008

Trust AUM: CAGR (04-08) 8%

City’s Insurance Division
■ 2006 Revenues   $2.3 million
■ 2007     $4.1 million
■ 2008    $4.2 million
Strategies:
 ◆ Added Workers Compensation Dept in 2007
 ◆ Added Personal Lines Department - goal of $3
 million in revenue
 ◆ Opened Beckley WV Office in 2007
 ◆ Opened Martinsburg Office in 4th Q 2008
 ◆ Opened Ashland Office in 4th Q 2008
 ◆ Acquired Charleston-based agency in Dec 2008

WV Economy: Relatively Stable
Compared to U.S.
■ January 2009 Unemployment Rate
 ◆ West Virginia 6.2%
 ◆ U.S.    7.6%
■ Housing Price Appreciation - last 12
 months from OHFEO
 ◆ West Virginia  -.9% (7th best in U.S)
■ Foreclosure Rates (June 08)
 ◆ West Virginia   1 of 10,450
 ◆ U.S.   1 of 501

Source: Charleston Gazette & MBA 3rd Q 2008

$3.026 MM
$1.367MM

NPA’s to Loans & OREO

Non-performing Loans:
1.64% of Total Loans vs. 1.62% for 20
Regional Peers
27%
48%

Greenbrier Resort Speculative
Properties - Two Now in OREO
Current Book Balance @ 12/31/08 $17MM
Non-Performing @12/31/08   $12MM
Provision @ 12/31/08 $3.6MM

Past-Due Loans (30+ days)
12/31/05
12/31/06
12/31/07
12/31/08
Residential
1.14%
0.76%
0.91%
1.01%
Home
Equity
0.37%
0.34%
0.63%
0.32%
Consumer
2.32%
0.99%
0.86%
0.58%
CMRE
0.11%
0.03%
0.26%
0.22%
C&I
0.12%
1.47%
0.02%
0.23%
Past-due loans trends are stable and reflect better
economics in City’s core markets

Asset Quality Summary:
 ◆ Charge-offs include overdrawn depository
 accounts
 ◆ CHCO operates in markets where the economy is
 “stable” ; Real estate prices in CHCO markets
 have been stable
 ◆ Non-performing Loans comparable to peers
 ◆ Non-Performing Loans are concentrated in two
 areas: Greenbrier Resort homes and the Eastern
 Panhandle of West Virginia
 ◆ Past-due loans have been stable at relatively low
 levels as compared to peers
 ◆ CHCO is well positioned in difficult economic
 times

Investment Portfolio
Orig.
Cost
Other than
Temporary
Impairment
Charges (Cumm)
Unrealized
Gains/
(Losses)
Carrying
Value
% of
Original
Cost Still
Carried
Treasury
$0
Agency Debt
$0
Municipals
$ 44.8
$0
($0.5)
$44.3
99%
MBS
$284.6
$0
$3.7
$288.3
101%
Pool Bank Trust Pfd
$ 29.7
($16.2)
($10.1)
$3.4
 11%
Single Issue Bank Trust
Pfd; Bank Holding
Company Pfd;
Sub-debt of FI’s
$112.7
$0
($15.3)
$96.5
 86%
Money Markets &
Mutual Funds
$1.9
$0
$0
$1.8
 98%
Fed & FHLB Stock
$ 13.0
$0
$0
$13.0
100%
Bank Equities
$ 7.9
$0
($2.4)
$5.5
 70%

City is Highly Efficient
2004 Efficiency Ratio adjusted to eliminate $5.5 million in revenue from
Legal Settlement and associated legal expenses of $500M; Peers:
Sample of 225 reporting publicly traded banks and thrifts with assets between $1 to $10 Billion as of December 31, 2007
94th percentile

CHCO: Value in the Banking Sector
- Strong Capital without TARP!!!
CHCO
12/31/08
Peer
Mean
12/31/08
Equity/Assets
10.9%
8.8%
Tang Equity/Tang
Assets
8.8%
7.3%
Leverage Ratio
9.5%
8.8%
Tier I Capital Ratio
12.3%
11.2%
Total Risk-based
Capital Ratio
13.4%
12.9%
Source: SNL for 253 publicly traded banks with total assets from $1 to $10 billion reporting to date - tangible equity measured at 12/31/08

CHCO: Capital Flexibility
Capital Flexibility
  No TARP!!!!
  Dividends
 - Increased 10% in April 2004 to $0.88
 - Increased 14% in April 2005 to $1.00
 - Increased 12% in April 2006 to $1.12
 - Increased 11% in April 2007 to $1.24
 - Increased 10% in April 2008 to $1.36
 - Dividend Yield over 5%!!!
  Share Repurchases
 - Purchased 1,651,172 shares in 2007 and 2008 (9.4% of
 outstanding shares at 12/31/06)
 - Driven by CHCO’s strong profitability, coupled with
 CHCO’s dividend coverage ratio against first call
 estimates, CHOC can achieve greater long-term share
 repurchase activity than peers.

Pricing Metrics*:
■ Price to Book:     153%
■ Price to Tangible Book:    193%
■ Price to 2009 Projected Earnings** 9.5x
■ Dividend Yield     5.0%
■ Div Payout Ratio (First Call)**   48%
■ Tangible Capital/Tangible Assets  8.83%
■ Institutional Ownership    57%
* Based on Price of $27.00 (intra-day trade on 2/27/09)
** Based on analyst estimate of $2.85 (average of 6)
Does CHCO still represents good
value ???